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                                                                  Exhibit 10.8.1

                             SHAREHOLDERS AGREEMENT

     This Shareholder Investment Agreement (hereinafter referred to as this "Agreement") is entered into by and between the following parties on April 28, 2007, in Shenzhen.

PARTY A: SHENZHEN NEPSTAR PHARMACEUTICAL CO., LTD.

          Registered address: Nepstar Building A-15B, Nanshan District, Shenzhen

PARTY B: SHENZHEN NEPSTAR MANAGEMENT CONSULTING CO., LTD.

          Registered address: Nepstar Building A-15C, Nanshan District, Shenzhen

PARTY C: SHENZHEN NEPSTAR INFORMATION TECHNOLOGY SERVICES CO., LTD.

          Registered address: Nepstar Building A-15D, Nanshan District, Shenzhen

Whereas:

1. [Regional Nepstar Company] (the "Company") is a limited liability company incorporated in [Place of Regional Nepstar Company] in accordance with law of People's Republic of China ("PRC");

2. Party A is a limited liability company registered and incorporated in Shenzhen in accordance with law of PRC;

3. Party B is a limited liability company registered and incorporated in Shenzhen, with its equity interest wholly owned by Feng Tu;

4. Party C is a limited liability company registered and incorporated in Shenzhen, with its equity interest wholly owned by Liping Zhou;

5. Party B has entered into a equity interest transfer agreement on April 28, 2007 to obtain [35%] of the equity interest in the Company; and

6. Party C has entered into a equity interest transfer agreement on April 28, 2007, to obtain [16%] of the equity interest in the Company; and

THEREFORE, to confirm the rights and obligations of the parties hereof as the shareholders of the Company, upon friendly discussion, Party A, Party B and Party C enter into this Agreement in accordance with the following provisions:

1.   DEFINITIONS


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     Unless otherwise provided herein, the following terms shall have the following meanings:

     1.01 "Party A Affiliate Company" means any other party or company directly or indirectly owned or controlled by China Nepstar Chain Drugstore Ltd. (a company with limited liability incorporated in accordance with the laws of Cayman Islands, that indirectly holds the whole equity interest in Party A);

     1.02  "Party B's Shareholder": Feng Tu;

     1.03  "Party C's Shareholder": Liping Zhou;

     1.04  "Company" means the [Regional Nepstar Company];

     1.05 "Articles of Association" means the articles of association of the Company;

     1.06 "Shareholders' Meeting" means the shareholders meeting of the Company;

     1.07  "Board of Directors" means the board of directors of the Company.

     1.08 "Effective Date" means the date on which this Agreement becomes effective in accordance with Section 18.04.

2.   NAME, REGISTERED ADDRESS AND LEGAL REPRESENTATIVE OF SHAREHOLDERS

     2.01  The shareholders of the Company include:

           SHENZHEN NEPSTAR PHARMACEUTICAL CO., LTD.

           Registered address: Nepstar Building A-15B, Nanshan District, Shenzhen Legal Representative: Simin Zhang

           SHENZHEN NEPSTAR MANAGEMENT CONSULTING CO., LTD.

           Registered address: Nepstar Building A-15C, Nanshan District, Shenzhen Legal Representative: Feng Tu

           SHENZHEN NEPSTAR INFORMATION TECHNOLOGY SERVICES CO., LTD.

           Registered address: Nepstar Building A-15D, Nanshan District, Shenzhen Legal Representative: Liping Zhou

     2.02  Representation and Warranty

           Party A, Party B and Party C hereby represent and warrant respectively:

          (1) that it has corporate power and authority to enter into this Agreement and


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               perform its obligations hereunder;

          (2) that its representative signing on this Agreement has obtained due authorization to sign this Agreement according to a valid power of attorney or an authorization letter in other form, the duplicate of such power of attorney or authorization has been provided to other parties hereof; and

          (3) that on and after the Effective Date, this Agreement constitutes a valid and legally binding obligation of such party.

     2.03  Special Warranty of Party B and Party C

           To ensure normal operation of the Company, Party B and Party C hereby warrant respectively:

          (1) to maintain legal existence of the Company, Party B and Party C, and without prior written consent of Party A, not to dissolve, liquidate, suspend or cease operation or cancel registration;

          (2) that other than holding equity interest in the Company, without prior written consent of Party A, neither Party B nor Party C may engage in any lending, operation and/or investment activity or increase or decrease of its registered capital; and

          (3) that except as provided in Section 5.03 of this Agreement, without prior written consent of Party A, neither Party B nor Party C may transfer all or part of its equity interest in the Company to any third party, and except for any pledge for the benefit of Party A, neither Part B nor Party C may create any mortgage, pledge or other encumbrance on its equity interest in the Company.

3.   NAME, LEGAL ADDRESS AND NATURE OF THE COMPANY

     3.01  Name of the Company

           Name of the Company is: [Regional Nepstar Company] Legal Address of the Company is: [_________]

     3.02  Form of the Company

           The Company shall be a PRC enterprise legal person incorporated in accordance with and governed by the laws of China, and all of its activities shall comply with laws, regulations and other relevant rules of China.


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          The Company shall be a limited liability company. The liability of each shareholder for the Company shall be limited to the respective amount of capital contribution to the registered capital of the Company made by such shareholder.

4.    BUSINESS SCOPE OF THE COMPANY

     4.01  Business Scope of the Company

           Retail of Chinese traditional medicine, chemical medicine, antibiotics, biochemical products; general merchandise, cosmetics, foods (excluding ready for consumption foods), medical device, photo print and process, marketing consultation. The Company is allowed to set up branches.

5.   REGISTERED CAPITAL AND CONTRIBUTION RATIO

     5.01  Registered Capital

           The Registered Capital of the Company is Renminbi [5,000,000].

     5.02  Contribution Ratio

           The contribution of each shareholder to the registered capital of the Company is:

          (1) Party A contributes RMB[____] in cash, accounting for 49% of the registered capital;

          (2) Party B contributes RMB[____] in cash, accounting for 35% of the registered capital;

          (3) Party C contributes RMB[____] in cash, accounting for 16% of the registered capital.

     5.03  Transfer of Equity interest

          (1) Without prior written consent of Party A, neither Party B nor Party C may transfer all or part of its equity interest in the Company to any third party, or create any mortgage, pledge or other encumbrance on its equity interest other than pledge for the benefit of Party A;

          (2) Party A has the right, as it considers necessary, to request Party B's Shareholder and/or Party C's Shareholder to transfer all or part of its


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               equity interest in Party B and/or Party C to any third party designated by Party A which satisfies the requirements of PRC laws and regulations. The price of such transfer shall be equal to the registered capital represented by such equity interest, unless then applicable PRC laws and regulations require evaluation of the equity interest or have other restrictions with respect to the transfer price. If then applicable PRC laws and regulations require evaluation of the equity interest or have other restrictions with respect to the transfer price, the parties agree that the price for the equity interest to be transferred shall be the lowest as permitted by applicable laws and regulations. When Party A requests for a transfer of the equity interests in accordance with this paragraph, Party B and/or Party C (as the case may be) shall assist their respective Shareholders to transfer such equity interests to such third party designated by Party A, execute all documents and assist Part A in all procedures necessary to effect such transfer;

          (3) When permitted by PRC laws and regulations, Party A has the right to request Party B and/or Party C to sell all or part of its equity interest in the Company to Party A or any third party designated by Party A that satisfies the requirements of PRC laws (unless there are other requirements under PRC laws and regulations). The price for the equity interest to be transferred shall be equal to the purchase price initially paid by Party B and/or Party C, unless then applicable PRC laws and regulations require evaluation of the equity interest or have other restrictions with respect to the transfer price. If the then applicable PRC laws and regulations require evaluation of the equity interest or have other restrictions with respect to the transfer price, the parties agree that the price for the equity interest to be transferred shall be the - lowest as permitted by applicable laws and regulations. When Party A requests for a transfer of the equity interests in accordance with this paragraph, Party B and/or Party C (as the case may be) shall transfer such equity interest to Party A or such third party designated by Party A, execute all documents and assist Party A in all procedures necessary to effect such transfer;

          (4) Party A has the right to transfer its equity interest in the Company to any Party A Affiliate Company and Party B and Party C hereby unconditionally and irrevocably consent to such transfer and agree to waive any right of first refusal towards such equity interest transfer. Party B and Party C shall execute all documents and assist Party A in all procedures necessary to effect such transfer; and

          (5) Party A has the right to transfer its equity interest in the Company to any third party other than Party A Affiliate Companies. With respect to such


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               equity interest, under the same condition, Party B and Party C shall have right of first refusal, and each of Party B and Party C shall have the right to choose to transfer all of its equity interest in the Company to the assignee of Party A under the same condition and price. To the extent as permitted by relevant PRC laws and regulations, such assignee shall purchase such equity interest.

6.   SHAREHOLDERS' MEETING

     6.01  Organization of Shareholders' Meeting

           The Company shall have Shareholders' Meeting which shall consist of all shareholders and is the highest power body of the Company.

     6.02  Power of Shareholders' Meeting

           The Shareholders' Meeting of the Company shall have the following power:

          (1) to determine the operation policies and investment plans of the Company;

          (2) to appoint and replace directors and determine the compensation of relevant directors;

          (3) to appoint and replace the supervisors occupied by the representative of shareholders and determine the compensation of relevant supervisors

          (4)  to review and approve the reports of the Board of Directors;

          (5)  to review and approve the reports of the supervisors;

          (6) to review and approve annual financial budget proposals and final accounting proposals;

          (7) to review and approve the profit distribution plans and loss cover plans of the Company;

          (8)  to adopt resolution upon issuance of bonds of the Company;

          (9) to adopt resolution upon increase or decrease of registered capital of the Company;

          (10) to adopt resolutions with respect to merger, split-up, dissolution, liquidation or change of company form of the Company; and


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          (11) to make and amend the Articles of Association of the Company.

     6.03  Convening of Meetings of Shareholders' Meeting

          (1) The Shareholders shall hold a Shareholders' Meeting once every year in March of every year. Any shareholder, three directors or the supervisor may propose to convene special meeting of the Shareholders' Meeting;

          (2) The Shareholders' Meeting shall be convened by the Board of Directors and chaired by the Chairman. In case that the Chairman is unable to perform his/her duty, the vice chairman or another director designated by the Chairman will chair;

          (3) To convene a Shareholders' Meeting, all shareholders shall be notified fifteen days prior to the meeting. The resolutions of the Shareholders' Meeting adopted for the matters discussed shall be recorded in the minutes and shareholders attending such meeting shall sign such minutes thereon.

     6.04  Vote of the Shareholders' Meeting

          (1) On a Shareholders' Meeting, the shareholders shall exercise its voting right in proportion to its shareholding. Each shareholder has the right to delegate its voting right to other shareholder in the form of written authorization.

          (2) Resolutions concerning amendment of the Articles of Association of the Company, increase or decrease of registered capital and merger, split-up, dissolution or change of company form of the Company shall be adopted by shareholders representing more than two-thirds of the voting power of the Company, while resolutions concerning other matters shall be adopted by shareholders representing more than 50% of the voting power of the Company.

7.   BOARD OF DIRECTORS

     7.01  Organization of Board of Directors

           The Company shall have a Board of Directors consisting of five directors. Party A has the right to nominate three Directors, Party B and Party C shall each have the right to nominate one Director. The Directors shall be approved by the shareholders of the Company. If one shareholder has delegated its voting right to other shareholder in accordance with Section


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           6.04(1) hereof, then such authorized shareholder has the right to nominate the Director or Directors to be nominated by the delegating shareholder based on the authorization. Party A, Party B and Party C agree to vote to elect the Directors nominated in accordance with this Section 7.01. The term of Director shall be three years and Directors may be reelected.

           The chairman of the Board of Directors shall be appointed by a majority of the Directors. The chairman is the legal representative of the Company.

     7.02  Power of Board of Directors

           The Board of Directors shall be responsible to the shareholders and has the following power:

          (1)  to convene shareholders meeting and report to the shareholders;

          (2)  to implement the resolution of the shareholders;

          (3)  to determine operation plans and investment plans of the Company;

          (4) to determine the annual financial budget proposals and final accounting proposals of the Company;

          (5) to propose the profit distribution plans and loss offset plans of the Company;

          (6) to propose the plan to increase or decrease the registered capital by the Company and the plan to issue company bonds;

          (7) to plan merger, split-up, dissolution or change of company form of the Company;

          (8) to determine the internal management organizations of the Company;

          (9) to hire or dismiss the general manager, vice general manager and financial controller of the Company as well their compensation;

          (10) to determine the management systems of the Company; and

          (11) other power provided by the Articles of Association of the Company.

     7.03  Convening of Meeting of Board of Directors

          (1) The Board of Directors shall hold annual meeting once every year, hold


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               annual meeting once every year. The annual meeting is regular meeting of the Board of Directors, to be convened in March every year. Any shareholder, two directors or the supervisor may propose to convene special meeting of the Board of Directors. The meeting of the Board of Directors will be effective only with attendance of more than three directors; in case less than three directors, the chairing person of such meeting shall adjourn the meeting and arrange for another time of such meeting.

          (2) The meeting of the Board of Directors shall be convened and chaired by the Chairman. In case the Chairman is unable to perform his/her duties, the vice chairman or another director designated by the Chairman shall chair such meeting.

          (3) To convene a meeting of the Board of Directors, all Directors shall be notified ten days prior to the meeting. The resolutions of the Board of Directors adopted for the matters discussed shall be recorded as minutes with directors attending such meeting signing thereon.

     7.04  Voting of the Board of Directors

          (1)  Each Director has one vote.

          (2) All resolutions of the Board of Directors will be effective only if approved by more than half of the Directors attending the meeting of the Board of Directors. Each Director has the right to delegate his/her voting right on the meeting of the Board of Directors to other Director.

     7.05  Responsibility of Legal Representative

           The Chairman is the legal representative of the Company. The legal representative has the following responsibilities:

          (1)  to chair the meeting of the Shareholders' Meeting;

          (2)  to convene and chair the meeting of the Board of Directors;

          (3) to examine the implementation of the resolutions of the Board of Directors;

          (4)  to nominate candidates for the general manager of the Company;

          (5)  to sign the legal documents of the Company; and


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          (6)  other responsibilities delegated by laws, regulations, Articles of Associations or the Shareholders' Meeting of the Company.

          If the Chairman is unable to perform his/her duty, the vice chairman or another Director designated by the Chairman to perform his/her duty alternatively.

8.   GENERAL MANAGER

     8.01  Appointment of General Manager

           The general manager shall be nominated by the Chairman and appointed or dismissed by the Board of Directors. The term of the general manager shall be three years and may be extent.

     8.02  Responsibilities of General Manager

           The general manager shall be responsible to the Board of Directors and have the following responsibilities:

          (1) to manage the production, operation and administration of the Company and organize implementation of resolutions of the Board of Directors;

          (2) to organize implementation of the annual operation plans and investment plans of the Company;

          (3) to draft the fundamental internal management system of the Company

          (4)  to work out specific rules of the Company;

          (5) to determine the employment or dismissal of officers other than those to be employed or dismissed by the Board of Directors; and

          (6)  other responsibilities delegated by the Board of Directors.

          The general manager shall have the right to attend the meetings of the Board of Directors.

9.   SUPERVISORS

     9.01  Appointment of Supervisors

           The Company shall have two supervisors to be appointed by the shareholders. The term of the supervisors shall be three years. The directors,


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           general manager and financial controller cannot take the position of supervisor simultaneously.

     9.02  Power of Supervisors

           The supervisors shall have the following power:

          (1)  to examine the finance of the Company;

          (2) to oversee the violation of law, regulation or the Articles of Association of the Company by the directors or senior officers during performance of their duties to the Company ;

          (3) to require the directors and managers to correct misconduct of directors and senior officers when such misconduct is against the benefit of the Company; and

          (4) to propose to convene temporary meetings of the Shareholders' Meeting.

          The supervisors may attend the meetings of the Board of Directors.

10.  OPERATION AND MANAGEMENT OF THE COMPANY

     10.01 To ensure normal operation and business development of the Company, the Company will continue using the trade name of Party A and obtaining product supply, logistics service and IT support and other support from Party A. Therefore, the Company shall enter into Trade Name License Agreement, Product Supply Agreement and Logistics Service and IT Support Agreement with Party A.

     10.02 With respect to resolutions of the shareholders in connection with all matters related to operation and management of the Company, each of Party B and Party C hereby agrees to delegate its voting right as a shareholder to Party A. Further, with respect to resolutions of the Board of Directors in connection with all matters related to operation and management of the Company, each of Party B and Party C hereby agrees to delegate the voting right of the Director nominated by it to the Directors nominated by Party A.

11.   EMPLOYMENT

     11.01 The Company will employ employees inside PRC and enter into labour contracts with such employees in accordance with PRC laws and


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           regulations. Such contract will set forth employment, dismissal, compensation, benefit, labour protection, labour insurance, confidentiality and other matters.

     11.02 The qualification and quantity of employees of the Company shall be in conformity with the need of operation of the Company as determined by the Board of Directors.

     11.03 The Company will take various measures to strengthen business and technology training of employees and establish assessment system to make the production or managing skills of the employees satisfy the need of development of the Company. The Company shall comply with the regulations concerning protection of employees' legal interest, labour protection and safe production of PRC governments.

12.   CORPORATE FINANCE AND ACCOUNTING

     12.01 The Company shall establish corporate accounting systems, make account books and record accounting independently in accordance with PRC laws and regulations.

           The finance systems will be established in accordance with the Articles of Association of the Company. The Company shall adopt the calendar year as its fiscal year, commencing from January 1 and ending on December 31 of that year.

     12.02 The Company shall prepare financial reports at the end of each fiscal year and cause such reports audited. Such finance report shall include the following finance statements and detailed schedule:

          (1)  balance sheet;

          (2)  income statement;

          (3)  cash flow statement;

          (4)  financial statement analysis; and

          (5)  profit distribution sheet.

     12.03 In distributing after-tax profit of current year, the Company shall allocate ten percent of the profit into the statutory reserve fund of the Company. The Company may cease such allocation when the total amount of the reserve fund achieves fifty percent or more of the Company's registered capital.


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           If the Company's statutory reserve fund is not sufficient to cover losses from prior years, before allocation of statutory reserve fund according to foregoing, the profit of current year shall first be used to cover the losses.

           After allocation of statutory reserve fund from the after-tax profit, upon resolution of the Shareholders' Meeting, the Company may allocate from the after-tax profit to the voluntary reserve fun.

     12.04 After allocation from the after-tax profit to reserve fund in accordance with Section 12.03, the Company may make profit distribution to the shareholders. Upon resolution adopted by unanimous consent of the Shareholders' Meeting, the profit may be distributed not in proportion to capital contribution.

13.  DISSOLUTION AND LIQUIDATION

     13.01 The Company may be dissolved due to the following reason:

          (1) the occurrence of dissolution event as provided by the Articles of Association of the Company;

     13.02 Liquidation

          (1) Except in the case of merger or split-up or otherwise provided by law, liquidation is required. If the Company is dissolved due to reasons other than compulsory order, the Shareholders' Meeting shall organize a liquidation group to commence liquidation within fifteen days from occurrence of liquidation event. The specific liquidation procedures are set forth under the Articles of Association of the Company.

14.  BREACH AND TERMINATION OF AGREEMENT

     14.01 This Agreement may be terminated due to any of the following events:

          (1)  that the Company is dissolved due to the reason provided by
               Section 13.01 hereof;

          (2) that Party A terminates this Agreement according to Section 14.02 hereof; or

          (3) that it is impossible to continue implementation of this Agreement because of occurrence of force majeure as provided by
               Article 16 hereof.


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     14.02 The following events shall be deemed as breach of contract by Party B and/or Party C, in which case, Party A has the right to terminate this Agreement by providing written notice to Party B and Party C, or require Party B and/or Party C to transfer its equity interest to Party A or any third party designated by Party A in the price equal to the price for obtaining such equity interest. Meanwhile, Party A will have the right to require Party B and/or Party C to assume liability for its breach of contract and indemnify losses caused to Party A or any Party A's Affiliate Company:

          (1) that without written consent of Party A, the ownership of Party B and/or Party C is changed in any way;

          (2) that Party B and/or Party C, in breach of its warranty hereunder, transfer its equity interest in the Company to any third party without written consent of Party A;

          (3) that Party B and/or Party C fail to transfer its equity interest to Party A or the third party designated by Party A in accordance with this Agreement;

          (4) that the bankruptcy action or claim of forced debt settlement or liquidation against Party B and/or Party C has been raised or Party B and/or Party C commence dissolution and liquidation procedures voluntarily without written consent of Party A;

          (5) that Party B and/or Party C, as well as Party B's Shareholder and/or Party C's shareholder are in breach of its confidentiality obligation and/or no-competition obligation under Article 15 hereof; or

          (6) other action by Party B and/or Party C in breach of other provisions of this Agreement.

     14.03 Upon termination of this Agreement, the rights and obligations of the parties hereof under Article 15 and 17 shall continue to be valid.

15.  CONFIDENTIALITY

     15.01 Confidentiality

           The parties to this Agreement acknowledge and confirm that any oral or written materials exchanged with each other concerning this Agreement are confidential. All parties shall keep all of such materials in confidentiality and may not disclose to any third party any relevant


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           material without written consent of other parties, except (a)
           materials that have been or will be known by the public (only if it is not disclosed by the receiving party to the public without permission); (b) materials disclosed as required by applicable law or rules or regulations of any stock exchange; or (c) materials disclosed to the legal or financial advisor of any party in connection with the transaction as involved herein, provided that such legal or financial advisor shall assume similar confidential responsibility as that under this provision. The disclosure by any employee or engaged entity of either party will be deemed as disclosure of such party and such party shall be liable for its breach in accordance with this Agreement.

     15.02 No-competition

           During the term of this Agreement and the subsequent three years, wherever in the world, except establishing the Company or other enterprise engaging business in the same area as the Company jointly with Party A, Party B and/or Party C may not directly engage in or separately or jointly with any third party invest in any enterprise to engage in business in the same area as the Company or other similar business.

           Except through Party A or the Company or other enterprise engaging business in the same area as the Company established by Party B and Party C jointly with Party A, the Party B's Shareholder and/or Party C's Shareholder may not directly engage in or separately or jointly with any third party invest in any enterprise to engage in business in the same area as the Company or other similar business.

16.  FORCE MAJEURE

     16.01 "Force Majeure" means any event that is beyond the reasonable control of one party and is not avoidable even under reasonable attention of the affected party, including without limitation, governmental act, natural power, fire, explosion, storm, flood, earthquake, tide, lightening and war, provided that, the deficiency of credit, capital or fund-raising shall not be deemed as an event out of reasonable control of one party. The party affected by Force Majeure shall notify such exemption event to the other party as soon as possible

     16.02 In the event of delay or suspension of implementation of this Agreement due to any Force Majeure as defined above, the party affected by such Force Majeure will not be required to assume any liability under this Agreement in the extent of delay or suspension. The affected party shall take appropriate measures to diminish or eliminate the influence of such Force Majeure and shall try to resume with performance of obligation


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           delayed or suspended by such Force Majeure. Upon elimination of Force
           Majeure, the parties agree to resume performance under this Agreement at its best effort.

17.  DISPUTE RESOLUTION

     17.01 This Agreement shall be governed by and interpreted according to PRC law.

     17.02 In event of any dispute arising among the parties concerning the interpretation and implementation of any provision under this Agreement, the parties shall resolve such dispute through discussion in good faith. In case of failure to discuss, any party may submit relevant dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its then valid arbitration rules. The place of arbitration shall be Shenzhen and the language to be used in such arbitration shall be Chinese. The arbitration award shall be final and binding on the parties.

18.  MISCELLANEOUS

     18.01 Any notice sent by any party hereto for exercise or performance of its right or obligation under this Agreement shall be made in writing. In case of personal delivery, the notice will deemed to be delivered at the time when delivered; in case of tele-fax or facsimile, at the time of transmission. If the delivery date is not a business day or the delivery is made after business time, the next following business day of such date will be the delivery date. The delivery place refers to the addresses of the parties hereto on the first page of this Agreement or other addresses notified at any time in writing. In writing includes in facsimile and tele-fax.

     18.02 The parties acknowledge that upon effectiveness, this Agreement shall constitute the complete agreement and understanding among the parties hereto with respect to the content hereunder and shall supersede all oral and/or written agreement and understanding related to the content of this Agreement achieved by the parties before this Agreement.

           Notwithstanding foregoing, the parties acknowledges that before Party B and Party C become shareholders of the Company, Party A, Party B and Party C have entered into a series of contractual documents, including without limitation, Loan Agreement, Equity Pledge Agreement, Product Supply Agreement, Trade Name License Agreement and Logistics Service and IT Support Agreement. If there is any conflict with respect to the same matter between such contracts and this Agreement, the provision of such contracts shall prevail.


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

     18.03 If any provision under this Agreement is held to be invalid or unenforceable due to conflict with relevant law, then such provision shall be deemed to be invalid only in the extent of jurisdiction of relevant law and may not affect the legal effect of other provisions hereof

     18.04 This Agreement as well as any amendment, supplement or modification hereto shall be made in writing and will become effective after signed and sealed by the parties.

     18.05 The Shareholders' Meeting will draft and adopt the Articles of Association of the Company in accordance with this Agreement. If there is any conflict between the Articles of Association of the Company and this Agreement, this Agreement shall prevail.

     18.06 This Agreement is made in Chinese with six originals. Each of Party A, Party B and Party C has one original, with the rest used for registration and filing. Each original shall have the same legal effect.


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

IN WITNESS WHEREOF, the parties have signed or caused its legal representative or authorized representative to sign this Agreement as of the date first above written.

PARTY A: SHENZHEN NEPSTAR PHARMACEUTICAL CO., LTD.

Legal Representative: Simin Zhang

Seal:

PARTY B: SHENZHEN NEPSTAR MANAGEMENT CONSULTING CO., LTD.

Legal Representative: Feng Tu

Seal:

PARTY C: SHENZHEN NEPSTAR INFORMATION TECHNOLOGY SERVICES CO., LTD.

Legal Representative: Liping Zhou

Seal:


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